UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2021

SPX FLOW, INC.
(Exact Name of Registrant as specified in Charter)

Delaware	1-37393	47-3110748
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FLOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company: ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, on December 12, 2021, SPX FLOW, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with LSF11 Redwood Acquisitions, LLC, a Delaware limited liability company (“Parent”), and Redwood Star Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent.
In connection with the transactions contemplated by the Merger Agreement, certain executive officers of the Company (including its current named executive officers) may become entitled to payments and benefits that could be treated as “excess parachute payments” within the meaning of Section 280G (“Section 280G”) of the Internal Revenue Code of 1986, as amended. To mitigate the potential impact of Section 280G on the Company and the executive officers, on December 20, 2021, the Compensation Committee of the Company’s Board of Directors approved the acceleration into December 2021 of the following compensation items with respect to the Company’s named executive officers: (i) the payment of the portion of the 2021 annual bonuses under the SPX FLOW Annual Enterprise Incentive Plan that would have otherwise been paid in the first quarter of 2022 to Marcus G. Michael, Jaime M. Easley, Alvin T. Jeffers and Kevin Eamigh at 100% performance level (i.e., target), with any portion of such bonuses earned in excess of the target paid in January 2022, and (ii) the immediate vesting of 77,063 Restricted Stock Units (“RSUs”) for Mr. Michael, 15,622 RSUs for Mr. Easley, 11,208 RSUs for Mr. Jeffers and 11,208 RSUs for Mr. Eamigh, all of which were originally scheduled to vest in the first quarter of 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, Inc.

Date: December 22, 2021	By:	/s/ Peter J. Ryan
Peter J. Ryan
Vice President, Chief People Officer and General Counsel